UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                   of The Securities Exchange Act of 1934

                      Date of Report: October 31, 2000


                                  KFX INC.
           (Exact name of Registrant as specified in its charter)


        Delaware                        0-23634                 84-1079971
 --------------------------       -----------------------  ------------------
(State or other jurisdiction of   Commission File Number      IRS Employer
incorporation or organization)                            Identification Number


         3300 East 1st Avenue, Suite 290
             Denver,  Colorado, USA                        80206
      ----------------------------------------------   ------------------
       (Address of principal executive offices)           (Zip Code)


                               (303) 293-2992
                    --------------------------------------
                      (Registrant's telephone number,
                            including area code)


                         1999 Broadway, Suite 3200
                        Denver, Colorado, USA 80202
       --------------------------------------------------------------
       (Former name or former address, if changed since last report)





ITEM 5.  Other Events.

         On October 30, 2000, KFx Inc. issued a press release announcing that its Pegasus Technologies, Inc. ("Pegasus") subsidiary filed on October 27, 2000 an answer which asserts various counterclaims to the lawsuit filed by Pavilion Technologies, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  Financial Statements and Exhibits

Exhibit  Description

99.1     Press Release dated October 30, 2000.



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 31, 2000                   KFx Inc.
                                          (Registrant)
                                          By:
                                            /s/ Seth L. Patterson
                                            ----------------------------------
                                            Seth L. Patterson
                                            Executive Vice President and
                                            Chief Financial Officer